Exhibit 10.1 (a)



                     AMENDMENT NO. 5 T0 LOAN AND SECURITY
                             AGREEMENT AND WAIVER


                 This Amendment No. 5 to Loan and Security Agreement and Waiver (this "Amendment"), is entered into as of this 23rd day of April, 1997, by and between FACTORY 2-U, INC., an Arizona corporation ("Borrower"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender").

 WITNESSETH:

     WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement dated as of November 10, 1995, as amended by (i) an Amendment No. 1 to Loan and Security Agreement and Waiver dated as of April 18,1996, (ii) an Amendment No.2 to Loan and Security Agreement and Waiver dated as of April 22, 1996, (iii) an Amendment No. 3 to Loan and Security Agreement and Waiver dated July 10, 1996 an (iv) an Amendment No.4 to Loan and Security Agreement and Waiver dated December31, 1996 (as so amended, the "Loan Agreement"); and

     WHEREAS, Borrower has requested that Lender amend the Loan Agreement in certain respects and, subject to the terms and conditions set forth below, Lender is willing to do so.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and undertakings set forth herein, the parties hereby agree as follows:

     1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Loan Agreement.

     2.  Amendment  to Loan  Agreement.  Provided  the  conditions  described in
Section 4 of this Amendment are met to the satisfaction of Lender, the Loan Agreement and the Schedule are hereby amended, as follows:

     2.1 The Net Worth paragraph of that Section of the Schedule to the Loan Agreement entitled "FINANCIAL COVENANTS (Section 13.14)" is hereby amended to read in its entirety as follows:

Net Worth. Borrower shall maintain a Net Worth of not less than negative $9,000,000 for the period of time from February 2, 1997 through January 31, 1998, and for each fiscal year thereafter, in an amount of not less than $500,000 greater than the required Net Worth Covenant for the immediately previous fiscal year (the "Net Worth Covenant");


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     3. Waiver of Event of Default.  Provided the conditions precedent described in Section 4 of this Amendment are met to the satisfaction of Lender, Lender hereby waives Borrower's non-compliance with the Net Worth covenant set forth in that Section of the Schedule entitled "FJNANCIAL COVENANTS (Section 13.14)" for the fiscal year ending February 1,1997. Borrower acknowledges that Lender is not waiving any other Events of Default whether known or unknown to Lender.

     4. Conditions Precedent. The modifications described in Section 2 of this Amendment and the waiver set forth in Section 3 of this Amendment will not be effective unless and until each of the following conditions precedent have been satisfied, in form, manner and substance satisfactory to Lender:

     (a) Borrower shall have delivered or caused to be delivered to Lender the following documents, all of which shall be properly completed, executed and otherwise satisfactory to Lender:

     (i) This Amendment;

     (ii) The Consent of Guarantor in the form attached hereto;

     (iii)  Such   acknowledgments   and  reaffirmations  of  the  Subordination
Agreement as Lender shall require;

     (iv) Any other consents deemed necessary by Lender;

     (v) A corporate resolution of Borrower and of Guarantor approving the transactions contemplated hereby to which each is a party; and

     (vi) Such other items as Lender may require.

     (b) Lender and General Textiles shall have entered into an Amendment No.8 to Loan and Security Agreement on terms acceptable to Lender and each condition to the effectiveness thereof shall have been satisfied.

     (c) Except as specifically described in Section 3 of this Amendment, there shall not then exist an Event of Default or any act or event which with notice, passage of time, or both would constitute an Event of Default.

     (d) All the representations and warranties of the Loan Parties in the Loan Documents shall be true and correct, in all material respects, before and after giving effect to the making of this Amendment.

     (e) Borrower shall have paid all closing costs, recording fees and taxes, appraisal fees and expenses, travel expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the



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     preparation  of, closing of and  disbursement  of the advances  pursuant to this Amendment, which costs, fees and expenses may be payable from the first advance made pursuant to this Amendment.

     5. Indebtedness Acknowledged. Borrower acknowledges that the indebtedness evidenced by the Loan Documents is just and owing and agrees to pay the indebtedness in accordance with the terms of the Loan Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time.

     6. Validity of Documents. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Loan Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

    7. Reaffirmation of Warranties. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof Borrower represents and warrants to Lender that with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims,

     8. Ratification of Terms and Conditions. All terms, conditions and provisions of the Loan Agreement4 and of each of the other Loan Documents shall continue in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby In the event of any conflict between the terms and conditions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall control.

     9. Other Writings. Lender and Borrower will execute such other writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Amendment.

     10. Benefit of the Amendment. The terms and provisions of this Amendment and the other Loan Documents shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower shall not have any right to assign its rights under this Amendment or any of the Loan Documents or any interest therein without the prior written consent of Lender.


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     11. Choice of Law. The Loan Documents and this Amendment shall be performed and construed in accordance with the laws of the State of Arizona.

     12. Entire Agreement. Except as modified by this Amendment, the Loan Documents remain in flail force and effect. The Loan Documents as modified by this Amendment embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

     13. Counterparts; Telecopy Execution. This Amendment may be executed in any number of separate counterparts, all of which when taken together shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsirnile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

FINOVA CAPITAL CORPORATION, a Delaware corporation

By:
Name: Pete Martinez
Title: Vice President

FACTORY 2-U, INC., an Arizona corporation

By:
Name: William W, Mowbray
Title: President and Chief Executive Officer


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                             CONSENT OF GUARANTOR


     The undersigned ("Guarantor'") hereby executes this Consent for the purpose of(i) evidencing Guarantor's consent to the execution and performance of Amendment No.5 to Loan and Security Agreement (the "Fifth Amendment") by Lender and Borrower, (ii) reaffirming the terms of the Guaranty Agreement executed by Guarantor, (iii) evidencing Guarantor's agreement that the Borrower's Obligations as set forth in the Guaranty Agreement shall, for all purposes, include the Loan Documents, as amended by the Fifth Amendment, and shall further include all additional amounts which may be funded or advanced to Borrower pursuant to the Loan Agreement as amended by the Fifth Amendment, and (iv) ratifying and affirming all terms and provisions of the Guaranty Agreement. Except to the extent otherwise indicated, terms used herein with initial capital letters shall have the meanings set forth in the Loan Agreement, as amended.

     IN WITNESS WHEREOF, the undersigned has hereunto executed this Consent as of this 23rd day of April, 1997.

FAMILY BARGAIN CORPORATION, a Delaware corporation


By:
Name: William W. Mowbray
Title: President and Chief Executive Officer